                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.

                              FORM 8-K

                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) March 2, 1994

                       NATIONAL CITY CORPORATION
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              (Exact Name of Registrant as Specified in Charter)

                              DELAWARE
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                (State or Other Jurisdiction of Incorporation)

   [S]                                     [C]
         1-10074                                      34-1111088
- ----------------------------------     ----------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)

                             NATIONAL CITY CENTER
                            1900 EAST NINTH STREET
                          CLEVELAND, OHIO 44114-3484
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           (Address of Principal Executive Office) (Zip Code)

                                (216) 575-2126
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               (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

     Registrant is submitting the exhibits hereto for filing as anticipated in the Prospectus dated February 23, 1994 and Prospectus Supplement in connection therewith, both as included in Registrant's Registration Statement on Form S-3
(File No. 33-39480).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None.

     b) PRO FORMA FINANCIAL INFORMATION: None.

     c) EXHIBITS:

        4.2 Subordinated Indenture, dated as of Feburary 1, 1994, by and between the Registrant and NBD Bank, National Association, as Trustee.

        4.3 Form of 6-5/8% Subordinated Note Due 2004.

        8.1 Opinion of Jones, Day, Reavis & Pogue as to tax matters.

        12.1 Computation of Ratio of Earnings to Fixed Charges.

        24.2 Consent of Jones, Day, Reavis & Pogue (included in Exhibit 8.1).

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL CITY CORPORATION


                                    By: _______________________
                                        Robert G. Siefers
                                        Executive Vice President
                                         and Chief Financial Officer

DATE: March 2, 1994




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                                EXHIBIT INDEX

EXHIBIT
NUMBER                                EXHIBIT DESCRIPTION
- --------          -------------------------------------------------------------
4.2               Subordinated Indenture, dated as of February 1, 1994, by and between the Registrant and NBD Bank, National Association, as Trustee.

4.3               Form of 6-5/8% Subordinated Note Due 2004.

8.1               Opinion of Jones, Day, Reavis & Pogue as to tax matters.

12.1              Computation of Ratio of Earnings to Fixed Charges.

24.2              Consent of Jones, Day, Reavis & Pogue (included in Exhibit
                  8.1).
